                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     January 30, 2001
                                                 -------------------------------



                       Salomon Smith Barney Holdings Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         New York                1-4346          11-2418067
         --------------      ----------------    --------------
         (State or other     (Commission         (IRS Employer
         jurisdiction of     File Number)        Identification No.)
         incorporation)


                 388 Greenwich Street, New York, New York 10013
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (212) 816-6000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                       SALOMON SMITH BARNEY HOLDINGS INC.
                           Current Report on Form 8-K

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         Exhibits:

         Exhibit No.       Description

         1.01 Terms Agreement, dated January 30, 2001, among the Company and Salomon Smith Barney Inc., ABN AMRO Incorporated, Banc of America Securities LLC, Banc One Capital Markets, Inc., Bear, Stearns & Co. Inc., Blaylock & Partners, L.P., Chase Securities Inc., First Union Securities, Inc., McDonald Investments Inc., A KeyCorp Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Utendahl Capital Partners, L.P., as Underwriters, relating to the offer and sale of the Company's 6.50% Notes due February 15, 2008.

         4.01              Form of Note for the Company's 6.50% Notes due
                           February 15, 2008.

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  February 2, 2001                             SALOMON SMITH BARNEY
                                                      HOLDINGS INC.



                                                     By: /s/ Mark I. Kleinman
                                                         -----------------------
                                                             Mark I. Kleinman
                                                             Treasurer



                                       3